[LOGO OF MAS FUNDS]                     ADVISER CLASS PROSPECTUS

                                January 31, 2000
                          (As Revised October 6, 2000)
 ------------------------------------------------------------------------------
 Client Services: 1-800-354-8185  Prices and Investment Results: 1-800-522-1525
 ------------------------------------------------------------------------------

MAS Funds (the "Fund") is a no-load mutual fund consisting of 29 different investment portfolios, 10 of which are described in this prospectus. Miller Anderson & Sherrerd, LLP (the "Adviser"), a division of Morgan Stanley Dean Witter Investment Management, is the Fund's investment adviser. This prospectus offers Adviser Class Shares of the following portfolios (each a "Portfolio" and collectively the "Portfolios"):

                               EQUITY PORTFOLIOS
                               -----------------
                                     EQUITY

                                 MID CAP GROWTH

                                 MID CAP VALUE

                                SMALL CAP VALUE

                                     VALUE

                            FIXED INCOME PORTFOLIOS
                            -----------------------
                             DOMESTIC FIXED INCOME

                                  FIXED INCOME

                                   HIGH YIELD

                              BALANCED PORTFOLIOS
                              -------------------
                                    BALANCED

                               MULTI-ASSET-CLASS

Investment Adviser

Miller Anderson & Sherrerd, LLP

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

   MORGAN STANLEY DEAN WITTER
   INVESTMENT MANAGEMENT                   ONE TOWER BRIDGE . WEST
                                           CONSHOHOCKEN, PA 19428

  TABLE OF CONTENTS

INVESTMENT SUMMARY..........................................................   1

Equity Portfolios

  Equity....................................................................   2

  Mid Cap Growth............................................................   3

  Mid Cap Value.............................................................   5

  Small Cap Value...........................................................   7

  Value.....................................................................   9

Fixed Income Portfolios

  Domestic Fixed Income.....................................................  10

  Fixed Income..............................................................  12

  High Yield................................................................  14

Balanced Portfolios

  Balanced..................................................................  16

  Multi-Asset-Class.........................................................  18

FEES AND EXPENSES OF THE PORTFOLIOS.........................................  20

INVESTMENT STRATEGIES AND RELATED RISKS.....................................  22

PURCHASING SHARES...........................................................  27

REDEEMING SHARES............................................................  28

VALUATION OF SHARES.........................................................  29

GENERAL SHAREHOLDER INFORMATION.............................................  29

FUND MANAGEMENT.............................................................  30

DISTRIBUTION PLAN...........................................................  34

FINANCIAL HIGHLIGHTS........................................................  35

 INVESTMENT SUMMARY

This section explains each Portfolio's:

[_]  Investment Objective
[_]  Principal Investment Strategy
[_]  Principal Risks

Investor Suitability

[_] The Portfolios may be suitable for long-term investors who can accept the risks of investing in the stock and bond markets.

[_] The Portfolios are designed principally for investment by fiduciary investors who are entrusted with the responsibility of investing assets held for the benefit of others.

[_] While the Portfolios consider whether their securities transactions will generate distributions taxable at capital gain or ordinary income rates, minimizing such taxes is not a principal investment strategy.

EQUITY PORTFOLIO

Objective

The Equity Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of large U.S. companies. The Portfolio invests, to a limited extent, in stocks of small companies and foreign equity securities.

Process

The Adviser assigns each member of the portfolio management team to specific "value" or "growth" sectors. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser seeks to diversify the Portfolio's investments across market sectors, and to obtain the best values within each sector. In determining whether securities should be sold, the Adviser considers factors such as deteriorating fundamentals and relative valuation.

Generally at least 65% of total Portfolio
assets invested in common stocks
-------------------------------------------
Equity capitalization generally greater
than $5 billion
-------------------------------------------
Benchmark:                    S&P 500 Index
-------------------------------------------
Ticker Symbol:                Not Available
-------------------------------------------
CUSIP No.:                    552-913-345

PORTFOLIO MANAGERS

Arden C. Armstrong, Steven Epstein,
James J. Jolinger, Brian Kramp, Robert J.
Marcin, Eric F. Scharpf and Gary G.
Schlarbaum

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

EQUITY PORTFOLIO
Commenced operations on January 16, 1998

                             1999          28.39%

                   HIGH (QUARTER)              LOW (QUARTER)
              Quarter Ended 12/31/99       Quarter Ended 9/30/99
                      19.99%                       -9.64%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                       EQUITY                                              S&P 500
                                      PORTFOLIO                                             INDEX
--------------------------------------------------------------------------------------------------
One Year                                28.39                                              21.04
--------------------------------------------------------------------------------------------------
Since Inception
1/16/98                                 25.41                                              25.92

The bar chart and table above show the Portfolio's Adviser Class Shares perfor-mance year-by-year, best and worst performance for a quarter, and average an-nual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of in-vesting in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

MID CAP GROWTH PORTFOLIO

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Adviser focuses on companies that demonstrate one or more of the following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that consistently beat market expectations. The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio may invest, to a limited extent, in for-eign equity securities.

Generally 65% of total Portfolio assets
invested in common stocks of mid cap
companies
-----------------------------------------
Equity capitalization generally matching
the benchmark (currently $500 million to
$6 billion)
-----------------------------------------
Focus on growth securities
-----------------------------------------
Benchmark:      S&P MidCap
                400 Index
-----------------------------------------
Ticker Symbol:  MACGX
-----------------------------------------
CUSIP No.:      552-913-436

PORTFOLIO MANAGERS

Arden C. Armstrong, David P.
Chu and Steven B. Chulik

Process

The Adviser uses a quantitative screen to sort stocks based on proprietary revisions to analysts' earnings predictions. The Adviser then researches those companies with the most attractive earnings revisions, and evaluates their market valuations to eliminate the most overvalued stocks. The Portfolio's overall sector allocation is driven by bottom-up stock selection. The Adviser follows a strict sell discipline, selling stocks when their earnings revision scores fall to unacceptable levels, when research reveals unfavorable trends or when their market valuations exceed levels that are reasonable in relation to their growth prospects.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor growth stocks or stocks of mid-sized companies, while other conditions may favor value stocks or stocks of larger or smaller companies.

The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little

                                    [CHART]

MID CAP GROWTH PORTFOLIO

Commenced operations on January 31, 1997

                             1998          37.00%
                             1999          67.89%

                 HIGH (QUARTER)                  LOW (QUARTER)
             Quarter Ended 12/31/99          Quarter Ended 9/30/98
                    39.22%                          -19.21%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                         MID CAP
                                         GROWTH                      S&P MIDCAP
                                        PORTFOLIO                    400 INDEX
-------------------------------------------------------------------------------
One Year                                  67.89                        14.72
-------------------------------------------------------------------------------
Since Inception
1/31/97                                   45.31                        20.97

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies in the technology sector have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

MID CAP VALUE PORTFOLIO

Objective

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio purchases stocks that typically do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process

The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the S&P MidCap 400 Index. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Generally at least 65% of total Portfolio
assets invested in common stocks of mid
cap companies
-------------------------------------------
Equity capitalization generally matching
the benchmark (currently $500 million to
$6 billion)
-------------------------------------------
Focus on value securities
-------------------------------------------
Benchmark:                S&P MidCap
                          400 Index
-------------------------------------------
Ticker Symbol:            MMCAX
-------------------------------------------
CUSIP No.:                552-913-337

PORTFOLIO MANAGERS

Bradley S. Daniels, William B. Gerlach,
Vitaly V. Korchevsky and Gary G.
Schlarbaum

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of mid-sized companies, while other conditions may favor growth stocks or stocks of larger or smaller companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of

                                    [CHART]


MID CAP VALUE PORTFOLIO
Commenced operations on July 17, 1998

                              1999         19.56%

                  HIGH (QUARTER)               LOW (QUARTER)
              Quarter Ended 6/30/99         Quarter Ended 9/30/99
                     17.65%                        -6.82%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                   MID CAP VALUE                                     S&P MIDCAP
                                     PORTFOLIO                                       400 INDEX
-----------------------------------------------------------------------------------------------
One Year                               19.56                                           14.72
-----------------------------------------------------------------------------------------------
Since Inception
7/17/98                                14.30                                           13.83

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

SMALL CAP VALUE PORTFOLIO (Not currently being offered to new investors)

Objective

The Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with equity capitalizations in the range of companies included in the Russell 2000 Index. The Portfolio purchases stocks that typically do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Process

The Adviser analyzes securities to identify stocks that are undervalued, and measures the relative attractiveness of the Portfolio's current holdings against potential purchases. Sector weightings normally are kept within 5% of those of the Russell 2000 Index. In determining whether securities should be sold, the Adviser considers factors such as high valuations relative to other investment opportunities, and deteriorating short or long-term earnings growth projections.

Generally at least 65% of total Portfolio
assets invested in common stocks of small
cap companies
-------------------------------------------
Equity capitalization generally matching
the benchmark (currently $100 million to
$2 billion)
-------------------------------------------
Focus on value securities
-------------------------------------------
Benchmark:               Russell 2000
                         Index
-------------------------------------------
Ticker Symbol:           MCVAX
-------------------------------------------
CUSIP No.:               552-913-261

PORTFOLIO MANAGERS

Bradley S. Daniels, William B. Gerlach,
Vitaly V. Korchevsky and Gary G.
Schlarbaum

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks or stocks of small companies, while other conditions may favor growth stocks or stocks of larger companies.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers.

                                    [CHART]

SMALL CAP VALUE PORTFOLIO
Commenced operations on July 1, 1986

                             1990         -16.55%
                             1991          63.78%
                             1992          22.77%
                             1993          21.16%
                             1994           2.18%
                             1995          21.04%
                             1996          35.15%
                             1997          30.63%
                             1998          -1.42%
                             1999          26.02%

                 HIGH (QUARTER)                LOW (QUARTER)
              Quarter Ended 3/31/91        Quarter Ended 9/30/90
                     31.89%                       -27.20%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                    SMALL CAP                                    RUSSELL 2000
                                 VALUE PORTFOLIO                                    INDEX
---------------------------------------------------------------------------------------------
One Year                              26.02                                         21.26
---------------------------------------------------------------------------------------------
Five Years                            21.56                                         16.69
---------------------------------------------------------------------------------------------
Ten Years                             18.62                                         13.40
---------------------------------------------------------------------------------------------
Since Inception
7/1/86                                14.15                                         11.01

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5 and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

VALUE PORTFOLIO

Objective

The Value Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Portfolio focuses on stocks that are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities.

Generally at least 65% of total Portfolio
assets invested in common stocks
-------------------------------------------
Equity capitalization generally greater
than $2.5 billion
-------------------------------------------
Focus on value securities
-------------------------------------------
Benchmark:      S&P 500 Index
-------------------------------------------
Ticker Symbol:  MPVAX
-------------------------------------------
CUSIP No.:      552-913-451

PORTFOLIO MANAGERS

Richard M. Behler and Robert J. Marcin

Process

The Adviser selects investments through a three part analysis. The Adviser identifies stocks with low price/earnings ratios. The Adviser then applies fundamental analysis and its investment judgment to determine which of those securities are the most attractive. Finally, the Adviser may favor securities of companies that are in undervalued industries. The Adviser employs a formal sell discipline, under which the Portfolio sells securities when their price/earnings ratios rise.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in smaller companies may involve greater risk than investments in larger, more established companies, and smaller companies' securities may be subject to more abrupt or erratic price movements. Some market conditions may favor value stocks, while other conditions may favor growth stocks.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

VALUE PORTFOLIO

Commenced operations on July 17, 1996

                             1997          22.99%
                             1998          -3.11%
                             1999          -2.34%

                 HIGH (QUARTER)                 LOW (QUARTER)
             Quarter Ended 9/30/99          Quarter Ended 9/30/98
                   15.24%                          -19.10%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                 VALUE PORTFOLIO                S&P 500 INDEX
--------------------------------------------------------------------------------
One Year                              -2.34                         21.04
--------------------------------------------------------------------------------
Since Inception
7/17/96                               11.15                         29.57

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

DOMESTIC FIXED INCOME PORTFOLIO

Objective

The Domestic Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a diversified mix of dollar denominated fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio invests exclusively in securities issued by U.S.-based entities that carry an investment grade rating at the time of purchase. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.

100% U.S. issuers
-----------------------------------------
Generally at least 65% of total
Portfolio assets invested in fixed
income securities
-----------------------------------------
At least 80% of fixed income securities
rated A or higher (or equivalent) at
time of purchase
-----------------------------------------
Up to 20% of fixed income securities
rated BBB (or equivalent) at time of
purchase
-----------------------------------------
Average weighted maturity generally
greater than 5 years
-----------------------------------------
May invest over 50% in mortgage
securities
-----------------------------------------
Benchmark:                 Salomon Broad
                           Investment
                           Grade Index
-----------------------------------------
Ticker Symbol:             Not
                           Available
-----------------------------------------
CUSIP No.:                 552-913-279

PORTFOLIO MANAGERS

Thomas L. Bennett, Angelo G. Manioudakis and Scott F. Richard

Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities. The Adviser relies upon value measures to guide its decisions regarding sector and security selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk and prepayment risk. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

                                    [CHART]

DOMESTIC FIXED INCOME PORTFOLIO
Commenced operations on September 29, 1987

                              1990          7.19%
                              1991         21.54%
                              1992          9.12%
                              1993         13.75%
                              1994         -3.89%
                              1995         18.85%
                              1996          3.89%
                              1997          9.62%
                              1998          7.23%
                              1999         -1.64%

                  HIGH (QUARTER)               LOW (QUARTER)
              Quarter Ended 9/30/91        Quarter Ended 3/31/92
                      7.48%                        -2.28%


AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                                                                SALOMON
                                DOMESTIC FIXED                              BROAD INVESTMENT
                               INCOME PORTFOLIO                               GRADE INDEX
--------------------------------------------------------------------------------------------
One Year                            -1.64                                        -0.85
--------------------------------------------------------------------------------------------
Five Years                           7.38                                         7.74
--------------------------------------------------------------------------------------------
Ten Years                            8.30                                         7.75
--------------------------------------------------------------------------------------------
Since Inception
9/29/87                              8.82                                         8.60

The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1, 5, and 10 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

FIXED INCOME PORTFOLIO

Objective

The Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to the benchmark. The Portfolio may invest opportunistically in non-dollar denominated securities and in below investment grade securities. The Adviser may use futures, swaps and other types of derivatives in managing the Portfolio.


Generally at least 65% of total
Portfolio assets invested in fixed
income securities
-----------------------------------------
Average weighted maturity generally
greater than 5 years
-----------------------------------------
At least 80% investment grade securities
at time of purchase
-----------------------------------------
Up to 20% high yield securities at time
of purchase
-----------------------------------------
May invest over 50% in mortgage
securities
-----------------------------------------
Benchmark:  Salomon
            Broad
            Investment Grade Index
-----------------------------------------
Ticker Symbol:
            MFXAX
-----------------------------------------
CUSIP No:   552-913-444

PORTFOLIO MANAGERS

W. David Armstrong, Thomas L. Bennett,
Kenneth B. Dunn and Roberto M. Sella

Process

The Adviser employs a value approach toward fixed income investing. The Adviser's research teams identify relative attractiveness among corporate, mortgage and U.S. Government securities, and also may consider the relative attractiveness of non-dollar denominated issues. The Adviser relies upon value measures to guide its decisions regarding sector, security and country selection, such as the relative attractiveness of the extra yield offered by securities other than those issued by the U.S. Treasury. The Adviser also measures various types of risk, focusing on the level of real interest rates, the shape of the yield curve, credit risk, prepayment risk, country risk and currency valuations. The Adviser's management team builds an investment portfolio designed to take advantage of its judgment on these factors, while balancing the overall risk of the Portfolio. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

                                    [CHART]

FIXED INCOME PORTFOLIO

Commenced operations on November 7, 1996

                              1997          9.34%
                              1998          6.63%
                              1999         -0.84%

                HIGH (QUARTER)                    LOW (QUARTER)
            Quarter Ended 6/30/97             Quarter Ended 6/30/99
                   3.98%                             -1.57%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                              FIXED INCOME                   SALOMON BROAD
                               PORTFOLIO                 INVESTMENT GRADE INDEX
--------------------------------------------------------------------------------
One Year                         -0.84                           -0.85
--------------------------------------------------------------------------------
Since Inception
11/7/96                           4.92                            5.52

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

HIGH YIELD PORTFOLIO

Objective

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio also may invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities. The Adviser may use futures, swaps and other derivatives in managing the Portfolio.

Process

The Adviser uses equity and fixed income valuation techniques, together with analyses of economic and industry trends, to determine the Portfolio's overall structure, sector allocation and desired maturity. The Adviser emphasizes securities of companies that have strong industry positions and favorable outlooks for cash flow and asset values. The Adviser conducts a credit analysis for each security considered for investment to evaluate its attractiveness relative to the level of risk it presents. The Portfolio maintains a high level of diversification to minimize its exposure to the risks associated with any particular issuer. The Adviser may sell securities when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Generally at least 65% of total
Portfolio assets invested in high yield
securities
---------------------------------------
Average weighted maturity generally
greater than 5 years
---------------------------------------
Benchmark:             CS First Boston
                       High Yield Index
---------------------------------------
Ticker Symbol:         MAHYX
---------------------------------------
CUSIP No.:             552-913-428

PORTFOLIO MANAGERS

Robert E. Angevine, Stephen F. Esser,
Gordon W. Loery and Deanna L. Loughnane

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices

                                    [CHART]

HIGH YIELD PORTFOLIO
Commenced operations on January 31, 1997

                               1998         2.83%
                               1999         7.61%

                  HIGH (QUARTER)               LOW (QUARTER)
              Quarter Ended 12/31/98       Quarter Ended 9/30/98
                       5.09%                       -6.36%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                               CS FIRST
                                BOSTON     SALOMON
                   HIGH YIELD HIGH YIELD    HIGH
                   PORTFOLIO    INDEX    YIELD INDEX
----------------------------------------------------
  One Year            7.61       3.28       1.74
----------------------------------------------------
  Since Inception
  1/31/97             8.14       5.28       5.97

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index, the CS First Boston High Yield Index. Previously, the Portfolio's returns had been compared to the Salomon High Yield Index. The Adviser believes that the CS First Boston High Yield Index has a more comprehensive coverage of geographic regions and types of securities in which the Portfolio may invest. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign fixed income securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. Some of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

BALANCED PORTFOLIO

Objective

The Balanced Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45-75% of its assets in equity securities and 25-55% of its assets in fixed income securities. The Portfolio may invest up to 25% of its assets in foreign equity and foreign fixed income securities, including emerging market securities. Equity securities generally will be issued by larger corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly called "junk bonds"). The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

Process

The Adviser determines the Portfolio's equity and fixed income investment strategies separately and then determines the mix of those strategies that will maximize the return available from both the stock and bond markets, based on proprietary valuation disciplines and analysis. The Adviser evaluates international economic developments in determining the amount to invest in foreign securities. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flow and other fundamentals, as well as high valuations relative to the Portfolio's investment universe.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

Generally 45-75% of Portfolio assets
invested in equities, 25-55% in fixed
income securities
-----------------------------------------
At least 25% of Portfolio assets
invested in senior fixed income
securities
-----------------------------------------
Up to 25% of Portfolio assets invested
in foreign equity and foreign fixed
income securities
-----------------------------------------
Up to 10% of Portfolio assets invested
in Brady Bonds (a type of emerging
market fixed income security)
-----------------------------------------
Equity capitalization generally greater
than $1 billion
-----------------------------------------
Average weighted maturity of fixed
income securities generally greater than
5 years
----------------------------------------
Benchmark:          weighted blend of
                    quarterly returns of
                    60% S&P 500 Index
                    40% Salomon Broad
                    Investment Grade
                    Index
----------------------------------------
Ticker Symbol:      MBAAX
----------------------------------------
CUSIP No.:          552-913-394

PORTFOLIO MANAGERS

Thomas L. Bennett, Gary G. Schlarbaum
and Horacio A. Valeiras

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, equity securities may perform better or worse than fixed income securities. There is a risk that the Portfolio could invest too much or too little in an asset class, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

                                    [CHART]

BALANCED PORTFOLIO

Commenced operations on November 1, 1996

                             1997          19.26%
                             1998          15.09%
                             1999          15.91%

                 HIGH (QUARTER)                  LOW (QUARTER)
             Quarter Ended 12/31/98          Quarter Ended 9/30/98
                    12.08%                           -6.81%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                                 SALOMON BROAD          60/40
                     BALANCED       S&P 500     INVESTMENT GRADE       BLENDED
                     PORTFOLIO       INDEX           INDEX              INDEX*
--------------------------------------------------------------------------------
One Year               15.91         21.04           -0.85              12.21
--------------------------------------------------------------------------------
Since Inception
11/1/96                17.12         28.16            5.69              19.21

*The 60/40 Blended Index is an unmanaged index comprised of 60% S&P 500 Index and 40% Salomon Broad Investment Grade Index.

The bar chart and table above show the Portfolio's Adviser Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 year period and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

MULTI-ASSET-CLASS PORTFOLIO (Not currently open in the Adviser Class)

Objective

 The Multi-Asset-Class Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Portfolio invests in equity securities and fixed income securities of U.S. and foreign issuers in accordance with the Adviser's target allocation among certain classes. These securities may include, to a limited extent, emerging market securities. The Portfolio's equity securities generally will be issued by large corporations. The Portfolio's investments generally will include mortgage securities and high yield securities (commonly called "junk bonds"). The Portfolio seeks to invest in a combination of asset classes that do not move in tandem with each other, in order to improve potential return and control the Portfolio's overall risks. The Portfolio's neutral position is generally 50% domestic equity securities, 24% domestic fixed income securities, 14% foreign equity securities, 6% foreign fixed income securities and 6% high yield securities. The Adviser uses futures, swaps and other derivatives in managing the Portfolio.

Generally at least 65% of Portfolio
assets invested in issuers located in at
least 3 countries, including the U.S.
------------------------------------------------
Equity capitalization generally greater
than $1 billion
------------------------------------------------
Average weighted maturity of fixed
income securities generally greater than
5 years
------------------------------------------------
Benchmark: a weighted blend of quarterly returns
           of
           50% S&P 500 Index
           24% Salomon Broad Investment Grade
           Index
           14% MSCI EAFE Index
           6% Salomon World Government Bond Ex-
           U.S. Index
           6% CS First Boston High Yield Index
------------------------------------------------
Ticker Symbol: Not Available
------------------------------------------------
CUSIP No.:     552-913-634

PORTFOLIO MANAGERS

Thomas L. Bennett, Barton M. Biggs, J.
David Germany, Gary G. Schlarbaum and
Horacio A. Valeiras

                                    [CHART]

MULTI-ASSET-CLASS PORTFOLIO

Commenced operations on July 29, 1994

                             1995          24.62%
                             1996          15.93%
                             1997          17.48%
                             1998          13.87%
                             1999          16.84%

                  HIGH (QUARTER)                 LOW (QUARTER)
             Quarter Ended 12/31/98          Quarter Ended 9/30/98
                    12.82%                           -8.64%

AVERAGE ANNUAL TOTAL RETURN (as of 12/31/99)

                                              SALOMON
                      MULTI-                   BROAD
                    ASSET-CLASS   S&P 500   INVESTMENT    MSCI EAFE   BLENDED
                     PORTFOLIO     INDEX    GRADE INDEX     INDEX      INDEX*
-----------------------------------------------------------------------------
  One Year             16.84       21.04       -0.85        26.96      13.91
-----------------------------------------------------------------------------
  Five Years           17.69       28.55        7.74        12.83      19.20
-----------------------------------------------------------------------------
  Since Inception
  7/29/94              15.90       26.40        6.92        11.38      17.65

* The Blended Index is an unmanaged index comprised of 50% S&P 500 Index, 24% Salomon Broad Investment Grade Index, 14% MSCI EAFE Index, 6% Salomon World Government Bond Ex-U.S. Index and 6% CS First Boston High Yield Index. Previously, the Blended Index included the Salomon High Yield Index as its high yield component. The Adviser believes that the CS First Boston High Yield Index has a more comprehensive coverage of geographic regions and types of securities in which the Portfolio may invest. If the Blended Index were to include the Salomon High Yield Index, its performance would have been 13.81% for the 1 year period, 19.24% for the 5 year period and 17.68% since inception.

 The bar chart and table above show the Portfolio's Institutional Class Shares performance year-by-year, best and worst performance for a quarter, and average annual total return for the past 1 and 5 year periods and since inception. The table also shows the corresponding returns of the Portfolio's benchmark index. The Adviser Class Shares would have had similar annual returns, but returns would have generally been lower as expenses of this class are higher. The variability of performance over time provides an indication of the risks of investing in the Portfolio. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

Process

The Adviser makes strategic judgments based on proprietary measures used to compare the relative risks and returns of stock and bond markets around the world. The Adviser's asset allocation team sets the target exposures for domestic and international equity and fixed income securities, high yield securities and cash, depending on the Adviser's appraisal of the relative attractiveness of each type of investment. The Adviser also measures various types of risk, focusing on the level of real interest rates and credit risk. In determining whether securities should be sold, the Adviser considers factors such as deteriorating earnings, cash flows and other fundamentals, as well as high valuations relative to the Portfolio's investment opportunities.

Principal Risks

The Portfolio is subject to various risks that could adversely affect its net asset value, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Foreign securities may involve greater risks than those issued by U.S. companies or the U.S. government. Economic, political and other events unique to a country or region will affect those markets and their issuers, but may not affect the U.S. market or similar U.S. issuers. A substantial portion of the Portfolio's investments may be denominated in a foreign currency. Changes in the values of those currencies compared to the U.S. dollar may affect the value of the Portfolio's investments. These risks are greater in emerging market countries.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

The Portfolio is subject to the risks of using derivatives. A derivative instrument may involve risks different from, or greater than, the risks of investing directly in the underlying asset. A derivative instrument may be illiquid and changes in its value may not correlate to changes in the value of its underlying asset, which may magnify losses.

Please see "Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

 The Securities and Exchange Commission (the "Commission") requires all funds to disclose in the table to the right the fees and expenses that you may pay if you buy and hold shares of the Portfolios. The Portfolios do not charge any sales loads or other fees when you purchase or redeem shares.

 FEES AND EXPENSES OF THE PORTFOLIOS

Annual Portfolio
Operating
Expenses
(expenses that are deducted from Portfolio assets)

                                                                       TOTAL
                                                                    ANNUAL FUND
                                   MANAGEMENT DISTRIBUTION  OTHER    OPERATING
                                      FEES    (12b-1) FEES EXPENSES  EXPENSES

  Equity Portfolio                    .500%       0.25%      .120%      .870%
-------------------------------------------------------------------------------
  Mid Cap Growth Portfolio            .500%       0.25%      .130%      .880%
-------------------------------------------------------------------------------
  Mid Cap Value Portfolio             .750%       0.25%      .120%     1.120%
-------------------------------------------------------------------------------
  Small Cap Value Portfolio           .750%       0.25%      .110%     1.110%
-------------------------------------------------------------------------------
  Value Portfolio                     .500%       0.25%      .130%      .880%
-------------------------------------------------------------------------------
  Domestic Fixed Income Portfolio     .375%       0.25%      .125%      .750%**
-------------------------------------------------------------------------------
  Fixed Income Portfolio              .375%       0.25%      .105%      .730%
-------------------------------------------------------------------------------
  High Yield Portfolio                .450%       0.25%      .115%      .815%
-------------------------------------------------------------------------------
  Balanced Portfolio                  .450%       0.25%      .130%      .830%
-------------------------------------------------------------------------------
  Multi-Asset-Class Portfolio         .650%       0.25%      .150%*    1.050%**

   Total Annual Fund Operating Expenses reflected in the table above may be higher than the expenses actually deducted from portfolio assets because of the effect of expense offset arrangements and/or voluntary waivers.
 * Other Expenses are based on estimated amounts for the current year.
** The Adviser has voluntarily agreed to reduce its advisory fee and/or reimburse the Portfolios so that total expenses will not exceed the rates shown in the table below. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to terminate any waiver and/or reimbursement at any time and without notice.

                                   TOTAL ANNUAL FUND OPERATING
                                   EXPENSES AFTER MAS WAIVER/
                                     REIMBURSEMENT & OFFSETS
 -------------------------------------------------------------
  Domestic Fixed Income Portfolio             .750%
 -------------------------------------------------------------
  Multi-Asset-Class Portfolio                1.030%
 -------------------------------------------------------------

Example

 The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be equal to the amounts reflected in the table to the right.

 FEES AND EXPENSES OF THE PORTFOLIOS (Continued)

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

                                   EXAMPLE
                                           1 YEAR  3 YEARS 5 YEARS 10 YEARS
  Equity Portfolio                          $ 89    $278     $482   $1,073
---------------------------------------------------------------------------
  Mid Cap Growth Portfolio                  $ 90    $281     $488   $1,084
---------------------------------------------------------------------------
  Mid Cap Value Portfolio                   $114    $356     $617   $1,363
---------------------------------------------------------------------------
  Small Cap Value Portfolio                 $113    $353     $612   $1,352
---------------------------------------------------------------------------
  Value Portfolio                           $ 90    $281     $488   $1,084
---------------------------------------------------------------------------
  Domestic Fixed Income Portfolio           $ 77    $240     $417   $  930
---------------------------------------------------------------------------
  Fixed Income Portfolio                    $ 75    $233     $406   $  906
---------------------------------------------------------------------------
  High Yield Portfolio                      $ 83    $260     $452   $1,008
---------------------------------------------------------------------------
  Balanced Portfolio                        $ 85    $265     $460   $1,025
---------------------------------------------------------------------------
  Multi-Asset-Class Portfolio               $107    $334     $579   $1,283

 INVESTMENT STRATEGIES AND RELATED RISKS

 EQUITY SECURITIES

 Equity securities include common stock, preferred stock, convertible securities, ADRs, rights, warrants and shares of investment companies. The Portfolios may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. Each Portfolio may purchase shares of other investment companies subject to limits imposed by the Investment Company Act of 1940 ("1940 Act") and any other applicable law.

 Smaller companies carry greater risk than larger companies. The securities issued by smaller companies may be less liquid. In addition, smaller companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

 ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolios treat
 ADRs as U.S. securities for purposes of foreign investment limitations.

 Growth stocks generally have higher growth rates, betas, and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

 Equity Portfolios of the Fund may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

 FIXED INCOME SECURITIES

 Fixed income securities are securities that pay a fixed rate of interest until a stated maturity date. Fixed income securities include U.S. Government securities, securities issued by federal or federally sponsored agencies ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

 These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

 Adjustable rate securities pay a floating or variable rate of interest. The interest rates on these securities will vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Some obligations carry a demand feature permitting the holder to tender them back to the issuer or to a third party at par value before maturity. Fixed income securities include inverse floaters, which are designed to respond in a targeted fashion to changes in interest rates.

 Fixed income securities may be called (redeemed by the issuer) prior to final maturity. If a callable security is called, a Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

 The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

 Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities

 These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. Mortgage securities are subject to prepayment risk--the risk that, as interest rates fall, borrowers will refinance their mortgages and "prepay" principal. A portfolio holding mortgage securities that are experiencing prepayments will have to reinvest these payments at lower prevailing interest rates. On the other hand, when interest rates rise, borrowers are less likely to refinance, resulting in lower prepayments. This can effectively extend the maturity of a Portfolio's mortgage securities, resulting in greater price volatility. It can be difficult to measure precisely the remaining life of a mortgage security or the average life of a portfolio of such securities.

Eurobonds

 Eurobonds may include bonds issued and denominated in euros (the new currency unit implemented on January 1, 1999 by the countries participating in the European Monetary Union). Eurobonds may be issued by government and corporate issuers in Europe. As a result, Eurobonds carry the foreign investment risk and currency risk discussed below.

Brady Bonds

 Brady Bonds are debt obligations created as part of the restructuring of commercial bank loans to entities in emerging market countries. Brady Bonds may be collateralized or not, and may be issued in various currencies (most are U.S.-dollar denominated).

Yankee Bonds

 Yankee bonds are U.S.-dollar denominated debt obligations issued by foreign governments and corporations and sold in the United States. They are considered U.S. securities for purposes of Portfolio investments, except for the Domestic
 Fixed Income Portfolio.

 FOREIGN SECURITIES

 Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency

 Foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since investing portfolios must convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the portfolios' assets. The Adviser may use derivatives to offset this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

 Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

 DERIVATIVES AND OTHER INVESTMENTS

 Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivatives sometimes offer the most economical way of pursuing an investment strategy, limiting risks or enhancing returns, although there is no guarantee of success. Hedging strategies or instruments may not be available or practical in all circumstances. Derivative instruments may be publicly traded or privately negotiated. Derivatives used by the Adviser include futures contracts, options contracts, forward contracts, swaps, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), and structured notes.

 A forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The Portfolios may use futures contracts to gain exposure to an entire market (e.g., stock index futures) or to control their exposure to changing foreign currency exchange rates.

 If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of a security or futures contract at an agreed-upon price. If a Portfolio "writes" an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of a security or futures contract at an agreed-upon price. The Portfolios may enter into swap transactions which are contracts in which a Portfolio agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on currencies, interest rates, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Structured investments are units representing an interest in assets held in a trust that is not an investment company as defined in the 1940 Act. The trust may pay a return based on the income it receives from those assets, or it may pay a return based on a specified index.

 Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS) are derivatives based on mortgage securities. CMOs are issued in a number of series (known as "tranches"), each of which has a stated maturity. Cash flow from the underlying mortgages is allocated to the tranches in a predetermined, specified order. SMBS are multi-class mortgage securities issued by U.S. government agencies and instrumentalities and financial institutions. They usually have two classes, one receiving most of the principal payments from the mortgages, and one receiving most of the interest. In some cases, classes may receive interest only (called "IOs") or principal only (called "POs").

 A Portfolio may enter into public or private over-the-counter derivatives transactions with counterparties that meet the Fund's requirements for credit quality and collateral. A Portfolio will not use derivatives to increase its level of risk above the level that could be achieved using only traditional investment securities. A
 Portfolio will not use derivatives as an indirect way of investing in assets that it cannot, as a matter of policy, invest in directly.

 The amount that a Portfolio may invest in futures and options depends on the type of portfolio. The limitations are as follows:

 Any Fixed Income Portfolio may enter into futures contracts and options on futures contracts for bona fide hedging purposes to an unlimited extent. It also can enter into futures contracts and options thereon for other purposes, provided that no more than 5% of the Portfolio's total assets at the time of the transaction are required as margin and option premiums to secure the Portfolio's obligations under such contracts.

 Any Equity Portfolio or Balanced Portfolio may enter into futures contracts subject to the limitation that it cannot incur obligations to purchase securities under futures and options contracts in excess of 50% of the Portfolio's total assets. It also is subject to the limit that no more than 5% of the Portfolio's total assets at the time of the transaction may be required as margin and option premiums to secure the Portfolio's obligations under futures contracts and options thereon entered into for purposes other than bona fide hedging.

 Each Portfolio may invest in certain derivatives, such as forwards, futures, options and mortgage derivatives as well as when-issued securities that require a Portfolio to segregate some or all of its cash or liquid securities to cover its obligations under those instruments. This can cause a Portfolio to lose flexibility in managing its investments properly, responding to shareholder redemption requests, or meeting other obligations. A Portfolio in that position could be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Risks of Derivatives

 The primary risks of derivatives are: (i) changes in the market value of securities held or to be acquired by a Portfolio, and of derivatives relating to those securities, may not be proportionate, (ii) there may not be a liquid market for a Portfolio to sell a derivative, which could result in difficulty closing a position, and (iii) magnification of losses incurred due to changes in the market value of the securities to which they relate.

 Hedging the Portfolio's currency risks involves the risks of mismatching the Portfolio's obligations under a forward or futures contract with the value of securities denominated in a particular currency.

 Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers. Depending on the class of CMO or SMBS that a Portfolio holds, these price movements may be significantly greater than those experienced by mortgage securities generally, depending on whether the payments are predominantly based on the principal or interest paid on the underlying mortgages. In addition, the yield to maturity of IOs and POs is extremely sensitive to prepayment levels. As a result, a high rate of prepayments can have a material effect on a Portfolio's yield to maturity and could cause a Portfolio to suffer losses.

 TEMPORARY DEFENSIVE INVESTMENTS

 When the Adviser believes that changes in economic, financial or political conditions warrant, each Portfolio may invest without limit in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance.

 PORTFOLIO TURNOVER

 Consistent with their investment policies, the Portfolios will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Portfolio to incur additional transaction costs and may result in taxable gains being passed through to shareholders. Nonetheless, short-term trading activities that result in high turnover rates are not incompatible with a stated objective of long-term capital growth or other long-term goals, and can lead to gains that may increase share value.

 PURCHASING SHARES

 Adviser Class Shares are available to clients of the Adviser with combined investments of $500,000 and corporations or other institutions, such as trusts, foundations or broker-dealers, who have a contractual arrangement with the Fund or its Distributor and who purchase shares for the accounts of others (Shareholder
 Organizations).

 Adviser Class Shares of each Portfolio may be purchased at the net asset value per share (NAV) next determined after we receive your purchase order.

Initial Purchase by Mail

 You may open an account, subject to acceptance by MAS
 Funds, by completing and signing an Account Registration
 Form provided by MAS Funds Client Services ("Client
 Services") and mailing it to MAS Funds c/o Miller Anderson
 & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA
 19428-0868 together with a check payable to MAS Funds.

 Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

 You may purchase Adviser Class Shares of each Portfolio by wiring Federal Funds to the Fund's Custodian Bank, The
 Chase Manhattan Bank ("Chase"). You should forward a completed Account Registration Form to Client Services in advance of the wire. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV. See the section below entitled
 "Valuation of Shares." (Prior notification must also be received from investors with existing accounts.) Instruct your bank to send a Federal Funds wire in a specified amount to Chase using the following wire instructions:

              The Chase Manhattan Bank
              1 Chase Manhattan Plaza
              New York, NY 10081
              ABA #021000021
              DDA #910-2-734143
              Attn: MAS Funds Subscription Account
              Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

 You may make additional investments in Adviser Class Shares (minimum additional investment $1,000) at the NAV next determined after the request is received in good order, by mailing a check (payable to MAS Funds) to Client Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to Chase as outlined above. For all Portfolios, notification must be given to Client Services at 1-800-354-8185 prior to the determination of NAV.

Other Purchase Information

 We may suspend the offering of shares, or any class of shares, of any Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. We may waive the minimum initial and additional investment amounts in certain cases.

 Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for shares will not be issued except if you request them in writing. Certificates for fractional shares, however, will not be issued.

 REDEEMING SHARES

By Mail

 You may redeem shares of each Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Each
 Portfolio will redeem shares at the NAV next determined after the request is received in good order.

 Requests should be addressed to MAS Funds, c/o Miller
 Anderson & Sherrerd, LLP, One Tower Bridge, West
 Conshohocken, PA 19428-0868.

 To be in good order, redemption requests must include the following documentation:

 (a) The share certificates, if issued;

 (b) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

 (c) Any required signature guarantees. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Please contact Client Services for further details; and

 (d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

 If you have authorized the Telephone Redemption Option on the Account Registration Form, you may request a redemption of shares by calling Client Services at 1-800-354-8185 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares.

By Facsimile

 Written requests in good order for redemptions, exchanges and transfers may be forwarded to the Fund via facsimile at
 (610) 940-5284. If you make a request via facsimile, you must call Client Services to ensure that the Fund properly received your instructions. The original request must be promptly mailed to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868.

 We will ordinarily pay redemption proceeds within three business days after receipt of your request. We may suspend the right of redemption or postpone the payment of redemption proceeds at times when the New York Stock Exchange ("NYSE") is closed, the Fund is closed or under other circumstances in accordance with interpretations or orders of the U.S. Securities and Exchange Commission.

 If we determine that it is in the best interest of other shareholders not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you readily marketable securities held by the Portfolio from which you are redeeming. You may incur brokerage charges when you sell those securities.

 VALUATION OF SHARES

 We determine the NAV of the following Portfolios at the following times on each day the Portfolio(s) is open for business:

 [_] Equity Portfolios as of the close of the NYSE (normally
     4:00 p.m. Eastern Time).

 [_] Fixed Income Portfolios as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time).

 [_] Balanced and Multi-Asset-Class Portfolios as of the later of the close of the NYSE or one hour after the close of the bond markets (normally 4:00 p.m. Eastern
     Time).

 Each Portfolio values its securities at market value. When no quotations are readily available for securities or when the value of securities has been materially affected by events occurring after the close of the market, we will determine the value for those securities in good faith at fair value using methods approved by the Board of Trustees.

 The NAV of Adviser Class Shares may differ from that of other classes because of class-specific expenses that each class may pay, the distribution fees charged to Adviser
 Class Shares and the shareholder servicing fees charged to Investment Class Shares.

 The Fund is closed for business on weekends and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The value of portfolio securities may change on a day when you cannot purchase or redeem shares if a Portfolio invests in foreign securities that trade on days when the Fund is closed.

 GENERAL SHAREHOLDER INFORMATION

Exchange Privilege

 You may exchange each Portfolio's Adviser Class Shares for Adviser Class Shares of the Fund's other Portfolios based on their respective NAVs. The exchange privilege is only available with respect to Portfolios offering Adviser Class Shares that are qualified for sale in your state of residence. We charge no fee for exchanges. You should send exchange requests to MAS Funds, c/o Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA 19428-0868, or by facsimile with a follow-up phone call. Exchange requests can also be made by telephone, provided the telephone redemption option has been authorized. We reserve the right to change the terms or conditions of the exchange privilege upon sixty days' notice.

 Frequent trading by shareholders can disrupt management of a Portfolio and raise its expenses. Therefore, we may not accept any request for an exchange when we think the exchange privilege is being used as a tool for market timing, and we may bar a shareholder who trades excessively from making further purchases for an indefinite period.

Dividends and Distributions

 The Portfolios normally distribute substantially all of their net investment income to shareholders as follows:

  PORTFOLIO                               QUARTERLY                                   ANNUALLY
  Equity                                       X
 ---------------------------------------------------------------------------------------------
  Mid Cap Growth                                                                          X
 ---------------------------------------------------------------------------------------------
  Mid Cap Value                                                                           X
 ---------------------------------------------------------------------------------------------
  Small Cap Value                                                                         X
 ---------------------------------------------------------------------------------------------
  Value                                        X
 ---------------------------------------------------------------------------------------------
  Domestic Fixed Income                        X
 ---------------------------------------------------------------------------------------------
  Fixed Income                                 X
 ---------------------------------------------------------------------------------------------
  High Yield                                   X
 ---------------------------------------------------------------------------------------------
  Balanced                                     X
 ---------------------------------------------------------------------------------------------
  Multi-Asset-Class                            X

 If any net gains are realized from the sale of underlying securities, the Portfolios normally distribute the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid you must notify MAS Funds in writing.

Taxes

 Income dividends you receive will be taxable as ordinary income, whether you receive them in cash or in additional shares. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such Portfolios from U.S. corporations. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.

 Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes. The Portfolios may be able to pass through to you for foreign tax credit purposes the amount of foreign income taxes that they paid.

 Distributions paid in January but declared by a Portfolio in October, November or December of the previous year are taxable to you in the previous year.

 Exchanges and redemptions of shares in a Portfolio are taxable events.

 FUND MANAGEMENT

Adviser

 The Investment Adviser to the Fund, Miller Anderson & Sherrerd, LLP ("MAS" or the "Adviser"), is a Pennsylvania limited liability partnership founded in 1969. The Adviser is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co., and is a division of Morgan Stanley Dean Witter Investment Management ("MSDW"). The Adviser is located at One Tower Bridge, West Conshohocken, PA 19428-0868. The Adviser provides investment advisory services to employee benefit plans, endowment funds, foundations and other institutional investors. As of November 30, 1999, Morgan Stanley Dean Witter Investment Management had in excess of $177 billion in assets under management.

 The Adviser makes investment decisions for the Fund's Portfolios and places each Portfolio's purchase and sales orders. Each Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The following table shows the Adviser's annual contractual and actual rates of compensation for the Fund's 1999 fiscal year.

                                     CONTRACTUAL       FY 1999
                                     COMPENSATION      ACTUAL
                                         RATE     COMPENSATION RATE
 ------------------------------------------------------------------
   Equity Portfolio                      .500           .500
 ------------------------------------------------------------------
   Mid Cap Growth Portfolio              .500           .500
 ------------------------------------------------------------------
   Mid Cap Value Portfolio               .750           .750
 ------------------------------------------------------------------
   Small Cap Value Portfolio             .750           .750
 ------------------------------------------------------------------
   Value Portfolio                       .500           .500
 ------------------------------------------------------------------
   Domestic Fixed Income Portfolio*      .375           .375
 ------------------------------------------------------------------
   Fixed Income Portfolio                .375           .375
 ------------------------------------------------------------------
   High Yield Portfolio+                 .450           .375
 ------------------------------------------------------------------
   Balanced Portfolio                    .450           .450
 ------------------------------------------------------------------
   Multi-Asset-Class Portfolio*          .650           .627

 * The Adviser is voluntarily waiving a portion of its fee and/or reimbursing certain expenses for the Domestic
    Fixed Income Portfolio and the Multi-Asset-Class
    Portfolio to keep Total Operating Expenses from exceeding .750% and 1.030%, respectively.
 + Effective October 1, 1999, the Management Fee for the
   High Yield Portfolio increased from .375% to .450%.

Portfolio Managers

 A description of the business experience during the past five years for each of the investment professionals who are primarily responsible for the day-to-day management of the Fund's Portfolios is as follows:

 Robert E. Angevine, Principal, MSDW, joined Morgan Stanley
 Dean Witter Investment Management Inc. in 1988 as a Fixed
 Income Portfolio Manager. He joined the management team for the High Yield Portfolio in 1996.

 Arden C. Armstrong, Managing Director, MSDW, joined MAS in
 1986. She joined the management team for the Mid Cap Growth
 Portfolio in 1990 and the Equity Portfolio in 1994.

 W. David Armstrong, Managing Director, MSDW, joined MSDW as a Portfolio Manager in 1998. He served as a Senior Vice President and Manager of U.S. proprietary trading at Lehman Brothers from 1995-1997. He joined the management team for the Fixed Income and Special Purpose Fixed Income Portfolios in 2000.

 Richard M. Behler, Principal, MSDW, joined MAS in 1995. He served as a Portfolio Manager from 1992 through 1995 for Moore Capital Management. He joined the management team for the Value Portfolio in 1996.

 Thomas L. Bennett, Managing Director, MSDW, joined MAS in
 1984. He joined the management team for the Fixed Income
 Portfolio in 1984, the Domestic Fixed Income Portfolio in
 1987, the Fixed Income II Portfolio in 1990, the Special
 Purpose Fixed Income and Balanced Portfolios in 1992, the
 Multi-Asset-Class Portfolio in 1994 and the Multi-Market
 Fixed Income Portfolio in 1997.

 Barton M. Biggs, Managing Director, MSDW since 1975, Chairman of Morgan Stanley Dean Witter Investment Management Inc. since 1980 and a director of Morgan Stanley Group, Inc. He is also a director and chairman of various registered investment companies to which Morgan Stanley Dean Witter Investment Management, Inc. and certain of its affiliates provide investment advisory services. He joined the management team for the Multi-Asset Class Portfolio in 1999.

 David P. Chu, Principal, MSDW, joined MAS in 1998. He served as Senior Equity Analyst from 1992 to 1997 and as Co-Portfolio Manager in 1997 for NationsBank and its subsidiary, TradeStreet Investment Associates. He joined the management team for the Mid Cap Growth and Small Cap
 Growth Portfolios in 1998.

 Steven B. Chulik, Vice President, MSDW, joined MAS in 1997. He served as a Quantitative Hedge Fund Analyst at IBJ Schroder Bank and Trust from 1994 to 1995. He attended the Wharton School of the University of Pennsylvania from 1995 to 1997 and received his MBA in 1997. He served as an Equity Analyst at MAS from 1997 to 1999. He joined the management team for the Mid Cap Growth and Small Cap Growth Portfolios in 1999.

 Bradley S. Daniels, Principal, MSDW, joined MAS in 1985. He joined the management team for the Small Cap Value
 Portfolio in 1986 and the Mid Cap Value Portfolio in 1994.

 Kenneth B. Dunn, Managing Director, MSDW, joined MAS in
 1987. He joined the management team for the Fixed Income
 Portfolio in 1987, the Special Purpose Fixed Income
 Portfolio in 1992 and the Multi-Market Fixed Income
 Portfolio in 1997.

 Steven Epstein, Vice President, MSDW, joined MAS as a Financial Analyst in 1996. He attended the Wharton School, University of Pennsylvania, from 1994-1996, receiving an MBA. He joined the management team for the Equity Portfolio in 2000.

 Stephen F. Esser, Managing Director, MSDW, joined MAS in
 1988. He joined the management team for the High Yield
 Portfolio in 1989 and the Multi-Market Fixed Income
 Portfolio in 1997.

 William B. Gerlach, Principal, MSDW, joined MAS in 1991. He served as a Research Associate from 1991 to 1996 and has served as an Equity Portfolio Manager since 1996. He joined the management team for the Small Cap Value and Mid Cap Value Portfolios in 1996.

 J. David Germany, Managing Director, MSDW, joined MAS in
 1991. He joined the management team for the Global Fixed
 Income and International Fixed Income Portfolios in 1993, the Multi-Asset-Class Portfolio in 1994 and the Multi-
 Market Fixed Income Portfolio in 1997.

 James J. Jolinger, Principal, MSDW, joined MAS in 1994. He served as an Equity Analyst from 1994 to 1997, and has served as an Equity Portfolio Manager and Director of Research since 1997. He joined the management team for the Equity Portfolio in 1997.

 Vitaly V. Korchevsky, Vice President, MSDW, joined MAS as a Portfolio Manager in 1999. He served as an Analyst/Portfolio Manager for Gardner Lewis Asset Management from 1998-1999, and as a Portfolio Manager for Crestar Asset Management Co. from 1995-1998. He joined the management team for the Mid Cap Value and Small Cap Value Portfolios in 2000.

 Brian Kramp, Principal, Morgan Stanley, joined MAS in 1997.
 He served as Analyst/Portfolio Manager for Meridian Asset
 Management and its successor, CoreStates Investment
 Advisors from 1985 to 1997. He joined the management team for the Equity Portfolio in 1998.

 Gordon W. Loery, Principal, MSDW, joined MAS in 1996. He served as a Fixed Income Analyst at Morgan Stanley Asset
 Management Inc. from 1990 to 1996. He joined the management team for the High Yield Portfolio in 1999.

 Deanna L. Loughnane, Principal, MSDW, joined MAS as a Financial Analyst in 1997. She served as a Vice President and Senior Corporate Bond Analyst for Putnam Investments from 1993-1997. She joined the management team for the High Yield Portfolio in 2000.

 Angelo G. Manioudakis, Principal, MSDW, joined MAS in 1993. He served as a Fixed Income Analyst from 1993 to 1995. From 1995 to 1998, he served as a Fixed Income Portfolio manager. He joined the management team for the Intermediate Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II Portfolios in 2000.

 Robert J. Marcin, Managing Director, MSDW, joined MAS in
 1988. He joined the management team for the Value Portfolio in 1990 and the Equity Portfolio in 1994.

 Scott F. Richard, Managing Director, MSDW, joined MAS in
 1992. He joined the management team for the Limited
 Duration, Intermediate Duration and Advisory Mortgage
 Portfolios in 1995, the Targeted Duration Portfolio in 1998 and the Domestic Fixed Income and Fixed Income II
 Portfolios in 2000.

 Eric F. Scharpf, Vice President, MSDW, joined MAS as a Financial Analyst in 1997. He attended the Wharton School, University of Pennsylvania, from 1995-1997, receiving an MBA, and served as a Financial Analyst for Salomon Brothers from 1993-1995. He joined the management team for the Equity Portfolio in 2000.

 Gary G. Schlarbaum, Managing Director, MSDW; Director, MAS
 Fund Distribution, Inc.; joined MAS in 1987. He joined the management team for the Equity and Small Cap Value
 Portfolios in 1987, the Balanced Portfolio in 1992 and the Multi-Asset-Class and Mid Cap Value Portfolios in 1994.

 Roberto M. Sella, Managing Director, MSDW, joined MAS in
 1992. He served as a Financial Analyst from 1992-1998, and as a Portfolio Manager beginning in 1998. He joined the management team for the Fixed Income and Special Purpose
 Fixed Income Portfolios in 2000.

 Horacio A. Valeiras, Managing Director, MSDW, joined MAS in
 1992. He joined the management team for the International
 Equity Portfolio in 1992, the Emerging Markets Value
 Portfolio in 1993, the Multi-Asset-Class Portfolio in 1994 and the Balanced Portfolio in 1996.

Distributor

 Shares of the Fund are distributed exclusively through MAS
 Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser.

 DISTRIBUTION PLAN

 The Fund has adopted a Plan of Distribution for each Portfolio's Adviser Class Shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, each Portfolio pays the Distributor a monthly distribution fee at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Adviser Class Shares. The Distributor may keep any or all of this fee as compensation for its services in connection with distributing Adviser Class Shares or providing shareholder or account maintenance services. The Distributor also may use this fee to pay financial intermediaries, plan fiduciaries, and investment professionals, including the Adviser, for providing distribution support services, and/or account maintenance services to shareholders (including, when applicable, any underlying beneficial owners) of Adviser Class Shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The following financial highlights tables are intended to help you understand the financial performance of each Portfolio for the past five years or, if less than five years, the life of the Portfolio or Class. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been extracted from the Fund's financial statements which were audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information and are included in the Fund's September 30, 1999 Annual Report to Shareholders.

 The Adviser Class Shares of the Multi-Asset-Class Portfolio had not commenced operations as of September 30, 1999, therefore Institutional Class Share information is provided to investors for informational purposes only and should be referred to as a historical guide to a portfolio's operations and expenses. Past performance does not indicate future results.

                               Net Gains
                               or Losses
                                  on                   Dividend    Capital Gain                               Net
         Net Asset            Securities             Distributions Distributions                             Asset
           Value      Net      (realized  Total from     (net      (realized net                             Value
         Beginning Investment     and     Investment  investment      capital        Other         Total     End of  Total
         of Period   Income   unrealized) Activities    income)       gains)     Distributions Distributions Period Return**
Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
1999      $20.42     $ 0.11     $ 5.21      $ 5.32      ($0.12)       ($5.83)          --         ($5.95)    $19.79   29.80%
1998       20.50       0.10      (0.09)       0.01       (0.09)           --           --          (0.09)     20.42   (0.02)
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
1999      $18.55     ($0.05)    $10.58      $10.53          --        ($3.49)          --         ($3.49)    $25.59   63.87%
1998       21.81      (0.03)      0.20        0.17          --         (3.43)          --          (3.43)     18.55    1.79
1997       17.04      (0.02)      4.79        4.77          --            --           --             --      21.81   27.99
Mid Cap Value Portfolio (Commencement of Adviser Class Operations 7/17/98)
1999+++   $18.12     $ 0.07     $ 5.01      $ 5.08      ($0.03)       ($1.31)          --         ($1.34)    $21.86   29.12%
1998+++    21.82       0.01      (3.71)      (3.70)         --            --           --             --      18.12  (16.96)
Small Cap Value Portfolio (Commencement of Adviser Class Operations 1/22/99)
1999+++   $17.32     $ 0.06     $ 1.24      $ 1.30          --            --           --             --     $18.62    7.51%
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
1999+++   $15.13     $ 0.17     $ 1.12      $ 1.29      ($0.24)       ($2.61)          --         ($2.85)    $13.57    8.10%
1998       20.35       0.29      (3.38)      (3.09)      (0.32)        (1.81)          --          (2.13)     15.13  (16.66)
1997+++    15.61       0.30       5.74        6.04       (0.27)        (1.03)          --          (1.30)     20.35   40.87
1996       14.11       0.01       1.49        1.50          --            --           --             --      15.61   10.63
Domestic Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
1999      $10.85     $ 0.39     ($0.43)     ($0.04)     ($0.28)           --           --         ($0.28)    $10.53  (0.40%)

                     Ratio of
                     Expenses
         Net Assets     to     Ratio of
           End of    Average  Net Income Portfolio
           Period      Net    to Average Turnover
         (thousands) Assets+  Net Assets   Rate
Equity Portfolio (Commencement of Adviser Class Operations 1/16/98)
1999      $  2,123     0.87%     0.34%      103%
1998           373     0.88*     0.65*       77
Mid Cap Growth Portfolio (Commencement of Adviser Class Operations 1/31/97)
1999      $263,312     0.88%    (0.31%)     208%
1998        51,058     0.87     (0.25)      172
1997         1,200     0.88*    (0.41)*     134
Mid Cap Value Portfolio (Commencement of Adviser Class Operations 7/17/98)
1999+++   $ 40,636     1.12%     0.33%      244%
1998+++      4,919     1.24*     0.25*      213
Small Cap Value Portfolio (Commencement of Adviser Class Operations 1/22/99)
1999+++   $ 16,117     1.11%*    0.45%*     251%
Value Portfolio (Commencement of Adviser Class Operations 07/17/96)
1999+++   $254,483     0.88%     1.10%       53%
1998       325,272     0.85      1.52        56
1997+++    201,253     0.90      1.63        46
1996        15,493     0.86*     1.66*       53
Domestic Fixed Income Portfolio (Commencement of Adviser Class Operations 3/01/99)
1999      $  1,192     0.75%*    6.73%*     115%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)

                               Net Gains
                               or Losses
                                  on                   Dividend    Capital Gain                               Net
         Net Asset            Securities             Distributions Distributions                             Asset
           Value      Net      (realized  Total from     (net      (realized net                             Value
         Beginning Investment     and     Investment  investment      capital        Other         Total     End of  Total
         of Period   Income   unrealized) Activities    income)       gains)     Distributions Distributions Period Return**
Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
1999+++   $12.23     $0.74      ($0.72)     $ 0.02      ($0.69)           --        ($0.30)       ($0.99)    $11.26    0.07%
1998+++    12.22      0.75        0.14        0.89       (0.71)        (0.17)           --         (0.88)     12.23    7.63
1997+++    12.04      0.70        0.20        0.90       (0.59)        (0.13)           --         (0.72)     12.22    7.79
High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
1999+++   $ 8.99     $0.84      ($0.11)     $ 0.73      ($0.77)       ($0.04)       ($0.15)       ($0.96)    $ 8.76    8.44%
1998+++    10.15      0.83       (0.93)      (0.10)      (0.80)        (0.26)           --         (1.06)      8.99  (1.37)
1997+++     9.39      0.56        0.59        1.15       (0.39)           --            --         (0.39)     10.15   12.63
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
1999+++   $13.43     $0.42      $ 1.71      $ 2.13      ($0.40)       ($1.36)           --        ($1.76)    $13.80   16.76%
1998+++    15.30      0.44       (0.12)       0.32       (0.47)        (1.72)           --         (2.19)     13.43    2.49
1997       14.05      0.42        2.60        3.02       (0.38)        (1.39)           --         (1.77)     15.30   23.82
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
1999      $11.74     $0.37      $ 1.62      $ 1.99      ($0.34)       ($0.96)           --        ($1.30)    $12.43   17.71%
1998+++    13.64      0.38       (0.45)      (0.07)      (0.34)        (1.49)           --         (1.83)     11.74  (0.46)
1997+++    12.28      0.38        2.57        2.95       (0.51)        (1.08)           --         (1.59)     13.64   26.50
1996       11.34      0.46        1.05        1.51       (0.42)        (0.15)           --         (0.57)     12.28   13.75
1995        9.97      0.44        1.33        1.77       (0.40)           --            --         (0.40)     11.34   18.28

                     Ratio of
                     Expenses
         Net Assets     to      Ratio of
           End of    Average   Net Income Portfolio
           Period      Net     to Average Turnover
         (thousands) Assets+   Net Assets   Rate
Fixed Income Portfolio (Commencement of Adviser Class Operations 11/07/96)
1999+++   $141,709     0.73%      6.38%      103%
1998+++    131,303     0.73       6.22       121
1997+++     76,683     0.77*++    6.50*      179
High Yield Portfolio (Commencement of Adviser Class Operations 1/31/97)
1999+++   $ 13,701     0.74%      9.29%       45%
1998+++     10,236     0.75       8.55        75
1997+++      4,327     0.78*      8.68*       96
Balanced Portfolio (Commencement of Adviser Class Operations 11/01/96)
1999+++   $ 29,210     0.83%      2.97%      111%
1998+++     24,654     0.84       3.11       100
1997        27,366     0.85*++    3.24*      145
Multi-Asset-Class Portfolio (Commencement of Institutional Class Operations 7/29/94)
1999      $152,862     0.78%++    2.86%      101%
1998+++    165,039     0.78++     2.98       107
1997+++    173,155     0.74++     3.07       141
1996       129,558     0.58++     3.82       122
1995        96,839     0.58++     4.56       112

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (Continued)

 Notes to the Financial Highlights

  * Annualized
 ** Total return figures for partial years are not annualized.
  # Represents distribution in excess of net realized gains.
  + For the respective periods ended September 30, the Ratio of Expenses to Average Net Assets for the following portfolios excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be as follows for the respective periods.

  Portfolio              1995 1996  1997  1998  1999
  Equity                                  0.82* 0.85
  Mid Cap Growth                    0.86* 0.84  0.86
  Mid Cap Value                           1.17* 1.11
  Small Cap Value                               1.10*
  Value                       0.85* 0.89  0.84  0.87
  Domestic Fixed Income                         0.74*
  Fixed Income                      0.76* 0.72  0.72
  High Yield                        0.76* 0.73  0.73
  Balanced                          0.84* 0.82  0.82
  Multi-Asset-Class      0.58 0.58  0.74  0.78  0.78

 ++ For the periods indicated, the Adviser voluntarily agreed to waive its advisory fees and/or reimburse certain expenses to the extent necessary in order to keep Total Operating Expenses actually deducted from portfolio assets for the respective portfolios from exceeding voluntary expense limitations. For the respective periods ended
    September 30, the voluntarily waived and reimbursed expenses totaled the below listed amounts.

                             Voluntarily waived and/or reimbursed expenses for:
  Portfolio                   1995       1996       1997         1998       1999
  Domestic Fixed Income...                                                       --
  Fixed Income............                             0.01%*         --         --
  Balanced................                             0.03*          --         --
  Multi-Asset-Class.......       0.14       0.08       0.08         0.04       0.02

 +++Per share amounts for the year are based on average shares outstanding.

[LOGO OF MAS FUNDS]                     ADVISER CLASS PROSPECTUS

                                January 31, 2000
                          (As Revised October 6, 2000)

                              Trustees of the Fund
                              --------------------
   Thomas L. Bennett,                Thomas L. Gerrity
   Chairman                          Joseph J. Kearns
   Joseph P. Healey                  C. Oscar Morong, Jr.
   Vincent R. McLean
   James H. Scott

                              Officers of the Fund
                              --------------------
   Lorraine Truten,                  Richard J. Shoch,
   President                         Secretary
   James A. Gallo, Vice              John H. Grady, Jr.,
    President &                      Assistant Secretary
    Treasurer

In addition to this prospectus, the Fund has a Statement of Additional Information ("SAI"), dated January 31, 2000, which contains additional, more detailed information about the Fund and the Portfolios. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this prospectus.

The Fund publishes annual and semi-annual reports ("Shareholder Reports") which contain additional information about each Portfolio's investments. In the Fund's annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at the toll-free number below. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information call 1-202-942-8090);
(2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov. To aid you in obtaining this information, the Fund's Investment Company Act registration number is 811-03980.

   MAS Funds

   One Tower Bridge, West Conshohocken, PA 19428-0868.
   For shareholder inquiries, call Client Services at 1-800-354-8185. Prices and Investment Results are available at 1-800-522-1525.

   MORGAN STANLEY DEAN WITTER
   --------------------------
   INVESTMENT MANAGEMENT                   ONE TOWER BRIDGE . WEST
                                           CONSHOHOCKEN, PA 19428

[LOGOS OF MAS FUNDS]
                                 _________________________________
                                           ADVISER CLASS PROSPECTUS
                                                   JANUARY 31, 2000
                                       (As Revised October 6, 2000)
                                 _________________________________
                                   MORGAN  STANLEY  DEAN  WITTER
                                   INVESTMENT MANAGEMENT
                   903-promas-adv82500
                                   ONE TOWER BRIDGE . WEST CONSHOHOCKEN, PA
                                   19428 . 800-354-8185